MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND

                       Supplement dated July 28, 2004 to the
                         Prospectus dated December 15, 2003


The section captioned "About the Portfolio Management Team" appearing on page 9 of the Fund's Prospectus is amended as follows:

The description of the Fund's portfolio management team is amended to add the following:

Laura Powers has been the Fund's assistant portfolio manager since 2004. Ms. Powers has been a Director of Merrill Lynch Investment Managers, L.P. ("MLIM") since 1998 and was a Vice President thereof from 1993 to 1997.
Ms. Powers has been on the portfolio management team of the Merrill Lynch Retirement Preservation Trust since 1992 and has been a co-manager thereof since 2001. Ms. Powers has been a member of MLIM's fixed income management group since 1990.










Code # 10259-12-03SUP